AMENDMENT
                              DATED AUGUST 27, 2007
                                     TO THE
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                               FORM OF SCHEDULE A

                             INVESTOR   ADVISOR                                 INSTITUTIONAL   MASTER
FUND                           CLASS     CLASS    A-CLASS   C-CLASS   H-CLASS       CLASS       CLASS
------------------------------------------------------------------------------------------------------
Nova                             X         X         X         X
Inverse S&P 500 Strategy         X         X         X         X
OTC                              X         X         X         X
Inverse OTC Strategy             X         X         X         X
Government Long Bond
1.2x Strategy                    X         X         X         X
Inverse Government
Long Bond Strategy               X         X         X         X
U.S. Government
Money Market                     X         X         X         X
Nova Master                                                                                       X
Inverse S&P 500
Strategy Master                                                                                   X
Inverse OTC Strategy
Master                                                                                            X
Inverse Government
Long Bond Strategy
Master                                                                                            X
Europe 1.25x Strategy                                X         X         X
Japan 1.25x Strategy                                 X         X         X
Russell 2000(R) 1.5x
Strategy                                             X         X         X
Mid-Cap 1.5x Strategy                                X         X         X
Large-Cap Value                                      X         X         X
Large-Cap Growth                                     X         X         X
Mid-Cap Value                                        X         X         X
Mid-Cap Growth                                       X         X         X
Inverse Mid-Cap Strategy                             X         X         X
Small-Cap Value                                      X         X         X
Small-Cap Growth                                     X         X         X
Inverse Russell 2000(R)
Strategy                                             X         X         X
Strengthening Dollar 2x
Strategy                                             X         X         X
Weakening Dollar 2x
Strategy                                             X         X         X
Banking                          X         X         X         X
Basic Materials                  X         X         X         X
Biotechnology                    X         X         X         X
Commodities Strategy                                 X         X         X

                             INVESTOR   ADVISOR                                 INSTITUTIONAL   MASTER
FUND                           CLASS     CLASS    A-CLASS   C-CLASS   H-CLASS       CLASS       CLASS
------------------------------------------------------------------------------------------------------
Consumer Products                X         X         X         X
Electronics                      X         X         X         X
Energy                           X         X         X         X
Energy Services                  X         X         X         X
Financial Services               X         X         X         X
Health Care                      X         X         X         X
Internet                         X         X         X         X
Leisure                          X         X         X         X
Precious Metals                  X         X         X         X
Real Estate                                          X         X         X
Retailing                        X         X         X         X
Technology                       X         X         X         X
Telecommunications               X         X         X         X
Transportation                   X         X         X         X
Utilities                        X         X         X         X
Sector Rotation                                      X         X         X
Multi-Cap Core Equity                                X         X         X
Absolute Return
Strategies                                           X         X         X
Market Neutral                                       X         X         X
Hedged Equity                                        X         X         X
S&P 500                                              X         X         X
Russell 2000(R)                                      X         X         X
Essential Portfolio
Moderate                                             X         X         X
Essential Portfolio
Conservative                                         X         X         X
Essential Portfolio
Aggressive                                           X         X         X
Managed Futures
Strategy                                             X         X         X
High Yield Strategy                                  X         X         X
Inverse High Yield
Strategy                                             X         X         X
INTERNATIONAL ROTATION                               X         X         X

                          ADDITIONS ARE NOTED IN BOLD.